ICAP FUNDS, INC.
                   SUPPLEMENT TO THE PROSPECTUS

                     Dated December 31, 1994



     Financial Highlights

     The following table is to be inserted on page 4 of the Prospectus.

     The financial information relating to the Portfolios during the period from January 1, 1995 (commencement of operations) to June 30, 1995 included in this table has been derived from the financial records of each Portfolio without examination by the Portfolio's independent accountants, who do not express an opinion thereon. The table should be read in conjunction with the financial statements and related notes included in the Company's Statement of Additional Information.

                                                                Discretionary        Equity
                                                              Equity Portfolio      Portfolio
     Net asset value, beginning of period                           $20.00           $20.00

     Income from investment operations:
       Net investment income                                          0.14             0.12
       Net realized and unrealized gains on
        investments                                                   4.33             4.65

     Total From Investment Operations                                 4.47             4.77

     Less distributions:
       Dividends from net investment income                          (0.14)          (0.12)

     Net asset value, end of period                                  $24.33          $24.65

     Total return                                                     22.34%         23.85%
     Supplemental data and ratios:
       Net assets, end of period                                 $16,977,085    $28,594,631
       Ratio of expenses to average net
        assets <F1><F2>                                                0.80%          0.80%
     Ratio of net investment income
      to average net assets<F1><F2>                                    2.22%          2.57%
     Portfolio turnover rate                                             61%            47%


    <F1> Net of reimbursements and waivers by ICAP.  Without
     reimbursements and waivers of expenses, the ratio of expenses to average net assets would be 2.12% and 2.37%, and the ratio of net investment income to average net assets would be 0.90% and 1.00% for the Discretionary Equity and Equity Portfolios, respectively.

    <F2> Annualized.

     This Supplement should be retained with your Prospectus for future reference.

     The date of this Supplement is July 31, 1995.


     PMK-ICAP SUPP2
     11/3/95